29. LITIGATION AND CONTINGENCIES	12 Months Ended
Dec. 31, 2012
Notes to Financial Statements
Note 29. LITIGATION AND CONTINGENCIES

Mark D. Goldsmith, a former executive of the Company, filed a lawsuit against the Company in January 2008 in which he asserts that the Company is liable to him for breach of an employment contract that never became effective. In the opinion of management, Mr. Goldsmith’s performance was unsatisfactory and, accordingly, he was offered the opportunity to resign. Further, management is of the opinion that the claim of Mr. Goldsmith is baseless because the Company had cause to terminate its relationship with Mr. Goldsmith. The Company intends to vigorously defend this lawsuit and has instituted a counterclaim against Mr. Goldsmith. The Company believes that Mr. Goldsmith misrepresented his background and capabilities to induce it and/or Coates Motorcycle Company, Ltd. to hire him. The Company also contends that certain of Mr. Goldsmith's business decisions were made to further his self-interest rather than its interests. The Company believes that Mr. Goldsmith's claims have no basis in fact and, accordingly, that the outcome of this legal action will not be material to its financial condition or results of operations. Efforts by the court to settle this matter have been unsuccessful. Trial is currently scheduled for May 28, 2013. The Company intends to vigorously defend against Mr. Goldsmith’s claims and pursue its counterclaims.

The Company had, in prior years, without prejudice to its position that the employment contract never became effective, accrued compensation under the terms of the employment agreement for accounting purposes only, of $96,000 of his salary. Although the Company does not intend to make any payments to Mr. Goldsmith in connection with this employment agreement, this amount is included in accounts payable and accrued liabilities in the accompanying consolidated balance sheets.

The Company is not a party to any other litigation that is material to its business.